SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

CAMDEN NATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

01-28190	01-0413282
(Commission file number)	(IRS employer identification no.)

Two Elm Street, Camden, Maine 04843

(Address of principal executive offices) (Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Item 5 – Other Events

Camden National Corporation reported that Johann Gouws retired from his position as Chairman, President and Chief Executive Officer of Acadia Trust, N.A., a subsidiary of the Company, and as a director of the Company effective July 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

By:	/S/ GREGORY A. DUFOUR	Date: August 1, 2003
Gregory A. Dufour Senior Vice President – Finance, Operations & Technology and Principal Financial Officer